Securities Act Registration No. 033-96634
                                       Investment Company Act Reg. No. 811-09094


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.                         [ ]



                       Post-Effective Amendment No. 18                       |X|
                                     and/or



       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|



                              Amendment No. 19 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------



                              LEUTHOLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

     100 North Sixth Street, Suite 412A
               Minneapolis, Minnesota                          55403
      (Address of Principal Executive Offices)              (ZIP Code)

                                 (612) 332-9141
              (Registrant's Telephone Number, including Area Code)


                                                      Copy to:
Steven C. Leuthold
Leuthold Weeden Capital Management, LLC               Richard L. Teigen
100 North Sixth Street                                Foley & Lardner LLP
Suite 412A                                            777 East Wisconsin Avenue
Minneapolis, Minnesota  55403                         Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)


|X|      60 days after filing pursuant to paragraph (a)(1)


[ ]      on (date) pursuant to paragraph (a)(1)


[ ]      75 days after filing pursuant to paragraph (a)(2)


[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 24, 2006


                               THE LEUTHOLD FUNDS

                                    Leuthold
                             Asset Allocation Fund

                                    Leuthold
                              Select Equities Fund

                                    Grizzly
                                   Short Fund

                                    Leuthold
                              Core Investment Fund

                                    Leuthold
                             Select Industries Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund both seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The equity portion of the Leuthold Asset Allocation Fund is invested in accordance with the investment strategy of the Leuthold Select Equities Fund, while the equity portion of the Leuthold Core Investment Fund is invested in accordance with the investment strategy of the Leuthold Select Industries Fund. The Funds' definition of long term investment success is making it and keeping it. Effective January 31, 2006, the Leuthold Core Investment Fund offers two classes of shares, Retail and Institutional. The Classes differ only in their ongoing fees and investment eligibility requirements.

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation. They invest substantially all of their assets in equity securities traded in the U.S. securities markets.

The Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Leuthold Asset Allocation Fund
     Leuthold Select Equities Fund
     Grizzly Short Fund
     Leuthold Core Investment Fund
     Leuthold Select Industries Fund
     100 North Sixth Street
     Suite 412A
     Minneapolis, Minnesota  55403
     1-888-200-0409

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Funds                                              1

Fees and Expenses                                                            9

Other Information about the Funds'
  Investment Objectives, Strategies and Risks                               10

Management of the Funds                                                     13

The Funds' Share Prices                                                     14

Purchasing Shares                                                           15

Redeeming Shares                                                            18

Exchanging Shares                                                           22

Dividends, Distributions and Taxes                                          23

Financial Highlights                                                        24

                            QUESTIONS EVERY INVESTOR
                               SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1.   WHAT ARE THE FUNDS' GOALS?

LEUTHOLD ASSET ALLOCATION FUND

Leuthold Asset Allocation Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT EQUITIES FUND

Leuthold Select Equities Fund seeks capital appreciation.

GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

LEUTHOLD CORE INVESTMENT FUND

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund are "flexible" funds, meaning that they allocate their investments among:

   o Common stocks and other equity securities (including common stocks and other securities sold short);

   o  Bonds and other debt securities (other than money market instruments);
      and

   o  Money market instruments

in proportions which reflect the judgment of Leuthold Weeden Capital Management (the "Adviser") of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. Each of the Funds expects that normally:

   o 30% to 70% of its assets will be invested in common stocks and other equity securities;

   o 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments); and

   o  up to 20% of its assets will be invested in money market instruments.

Each of the Fund's investments in common stocks and other equity securities may consist of:

   o  Large, mid or small capitalization common stocks

   o  Growth stocks, value stocks or cyclical stocks;

   o  Aggressive stocks or defensive stocks;

   o  Stocks in any industry or sector;

   o  Equity mutual funds and exchange-traded funds;

   o  Common stocks of foreign issuers; and

   o  Options.

In investing in common stock and other equity securities, the Leuthold Asset Allocation Fund will utilize the investment strategy of the Leuthold Select Equities Fund, while the Leuthold Core Investment Fund will utilize the investment strategy of the Leuthold Select Industries Fund. These strategies are discussed below.

The Funds' investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Funds may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Funds may also invest in mutual funds and exchange-traded funds that invest in high yield securities commonly known as "junk bonds."

The Funds may engage in short sales of index-related and other equity securities to reduce their equity exposure or to profit from an anticipated decline in the price of the security sold short.

LEUTHOLD SELECT EQUITIES FUND AND LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation by investing substantially all of their assets in equity securities traded in the U.S. securities markets.

Select Equities Strategy

The Select Equities Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market (the "Select Equities Strategy"). The Select Equities Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.

The Adviser follows a universe of domestic common stocks that:

   o Have a market capitalization in excess of $1.5 billion (adjusted for market conditions); and

   o Trade, on average, shares having a value of $6 million or more each day (adjusted for market conditions).

In determining which stocks to purchase, the Adviser calculates a quantitative index for each security in the universe of stocks it follows that is designed to identify those securities that the Adviser expects are most likely to increase in price or outperform the market (the "Opportunity Index"). In calculating the Opportunity Index, the Adviser considers twelve or more components. Some of the components include fundamental factors (such as price/earnings ratios or growth rates), technical factors (such as price movements) and market factors (such as institutional trading activity or insider buying or selling and the performance of stocks within groups).

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

Select Industries Strategy

The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (the "Select Industries Strategy"). The Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.

The Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 150 groups. The major types of groups the Adviser monitors are:

   o Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

   o Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Health Care Cost Containment".

   o Industry Specific Groups are narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

GRIZZLY SHORT FUND

The Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Select Equities Fund and the Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.

The Adviser follows a universe of domestic common stocks that:

   o  Have a market capitalization in excess of $1.5 billion; and

   o  Trade, on average, shares having a value of $6 million or more each day.

The Fund generally will have outstanding approximately 45 to 70 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. In determining which stocks to sell short, the Adviser calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the "Vulnerability Index"). In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

   o  Price movements of the stocks sold short;

   o  Changes in the Vulnerability Index;

   o  Daily trading volume of the stock; and

   o News and articles concerning the stock appearing in financial services and publications.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in each of the Funds may lose money. There are risks associated with each Fund's principal investment strategies, and these principal risks are discussed below. For a discussion of any non-principal investment risks, see "Other Information About the Funds' Investment Objectives, Strategies and Risks".

LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND

   o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   o CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds or by the mutual funds in which the Funds invest may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   o FOREIGN SECURITIES RISK: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Funds or by mutual funds in which the Funds invest may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Funds. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

   o SHORT SALES RISK: The Funds' investment performance will suffer if a security for which the Funds have effected a short sale appreciates in value. The Funds' investment performance may also suffer if the Funds are required to close out a short position earlier than they had intended. This would occur if the securities lender requires it to deliver the securities the Funds borrowed at the commencement of the short sale and the Funds were unable to borrow such securities from other securities lenders.

   o HIGH PORTFOLIO TURNOVER RISK: The Funds' annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

   o ASSET ALLOCATION RISK: The Funds' performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Funds invest. For example, a Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Funds intend to assume only prudent investment risk, there will be periods in which the Funds underperform mutual funds that are willing to assume greater risk.

As a result, the Funds are a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds. The Adviser does not intend the Funds to be a fixed balanced investment program. Rather, the Funds are intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Funds with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

LEUTHOLD SELECT EQUITIES FUND AND LEUTHOLD SELECT INDUSTRIES FUND

   o MARKET RISK: The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

   o FOREIGN SECURITIES RISK: Some of the securities in which the Funds invest may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which a Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   o QUANTITATIVE INVESTMENT APPROACH RISK: The Funds utilize a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result the Funds are a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds.

GRIZZLY SHORT FUND

   o MARKET RISK: The Fund sells securities short with the expectation that their prices will decline. However, the prices of the securities the Fund has sold short may rise for a number of reasons.

   o SHORT SALES RISK: The Fund's investment performance will suffer if it is required to close out a short position earlier than it had intended.
      This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

   o RISING STOCK MARKET RISK: The Fund typically will be approximately "100% short." Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The calculation of the Fund's portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

   o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.

However, because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.

4.   HOW HAVE THE FUNDS PERFORMED?

The bar charts and tables that follow provide some indication of the risks of investing in the Funds (other than the Leuthold Asset Allocation Fund and Leuthold Select Equities Fund) by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of various indices. The Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund are newly organized and therefore have no performance history as of the date of this Prospectus. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                               GRIZZLY SHORT FUND

TOTAL RETURN
(per calendar year)

2001                    22.11%
2002                    15.46%
2003                   -30.79%
2004                   -14.42%
2005                    -3.28%


Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 34.82% (quarter ended September 30, 2001) and the lowest total return for a quarter was -19.41% (quarter ended June 30, 2003).
The Fund's total return for the most recent quarter ended March 31, 2006 was (3.16)%.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

                                                                  SINCE THE
                                                                INCEPTION DATE
                                        PAST         PAST        OF THE FUND
                                        YEAR       5 YEARS     (JUNE 19, 2000)
                                        ----       -------     ---------------
GRIZZLY SHORT FUND
  Return before
    taxes                              (3.28)%     (4.18)%          0.11%
  Return after
    taxes on
    distributions(1)<F1>               (4.08)%     (6.03)%         (3.04)%
  Return after
    taxes on
    distributions
    and sale of
    Fund shares(1)<F1>                 (2.11)%     (4.31)%         (1.48)%
S&P 500(2)<F2>(4)<F4>                   4.91%       0.54%          (1.53)%
Russell 2000(3)<F3>(4)<F4>              4.62%       8.28%           6.02%

(1)<F1> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
(2)<F2>   The S&P 500 is a widely recognized unmanaged index of stock prices.
(3)<F3> The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.
(4)<F4>   Reflects no deduction for fees, expenses or taxes.

LEUTHOLD CORE INVESTMENT FUND

TOTAL RETURN OF THE RETAIL SHARES
(per calendar year)

1996                    9.32%
1997                   17.25%
1998                   11.60%
1999                    9.57%
2000                   22.55%
2001                   (4.81%)
2002                  (10.05%)
2003                   47.18%
2004                    8.26%
2005                   14.58%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 16.63% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.98% (quarter ended September 30, 2001). The Fund's total return for the most recent quarter ended March 31, 2006 was 3.86%.


The performance of Institutional Shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception date.

AVERAGE ANNUAL TOTAL RETURNS(1)<F5>
(for the periods ended December 31, 2005)

                                      PAST           PAST           PAST
                                      YEAR         5 YEARS        10 YEARS
                                      ----         -------        --------
LEUTHOLD CORE
  INVESTMENT FUND
   Return before
     taxes                           14.58%         9.35%          11.62%
   Return after taxes
     on distributions(2)<F6>         13.36%         8.59%           9.76%
   Return after taxes
     on distributions
     and sale of
     Fund shares(2)<F6>              10.32%         7.76%           9.14%
S&P 500(3)<F7>(5)<F9>                 4.91%         0.54%           9.07%
Lipper Flexible
  Fund Index(4)<F8>(6)<F10>           6.34%         2.53%           6.91%

(1)<F5> Returns are shown for Retail Shares only and returns for Institutional Shares will vary.
(2)<F6> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(3)<F7> The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is a widely recognized unmanaged index of stock prices.
(4)<F8> The Lipper Flexible Fund Index is an index of mutual funds that allocate investments among equity and debt securities.
(5)<F9>    Reflects no deduction for fees, expenses or taxes.
(6)<F10>   Reflects no deduction for taxes.

                        LEUTHOLD SELECT INDUSTRIES FUND
TOTAL RETURN
(per calendar year)

2001                  (13.16%)
2002                  (30.41%)
2003                   55.42%
2004                   10.94%
2005                   24.81%


Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 20.58% (quarter ended June 30, 2003) and the lowest total return for a quarter was -22.60% (quarter ended September 30, 2001). The Fund's total return for the most recent quarter ended March 31, 2006 was 6.57%.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

                                                                  SINCE THE
                                                                INCEPTION DATE
                                         PAST        PAST        OF THE FUND
                                         YEAR      5 YEARS     (JUNE 19, 2000)
                                         ----      -------     ---------------
LEUTHOLD SELECT
  INDUSTRIES FUND
   Return before
     taxes                              24.81%      5.39%           10.16%
   Return after
     taxes on
     distributions(1)<F11>              24.62%      5.36%           10.13%
   Return after
     taxes on
     distributions
     and sale of
     Fund shares(1)<F11>                16.37%      4.65%            8.89%
S&P 500(2)<F12>(4)<F14>                  4.91%      0.54%           (1.53)%
Russell 2000(3)<F13>(4)<F14>             4.62%      8.28%            6.02%

(1)<F11> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.
(2)<F12>   The S&P 500 is a widely recognized unmanaged index of stock prices.
(3)<F13> The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.
(4)<F14>   Reflects no deduction for fees, expenses or taxes.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     LEUTHOLD          LEUTHOLD                    LEUTHOLD CORE    LEUTHOLD CORE   LEUTHOLD SELECT
                                       ASSET       SELECT EQUITIES   GRIZZLY      INVESTMENT FUND  INVESTMENT FUND     INDUSTRIES
                                  ALLOCATION FUND        FUND       SHORT FUND        (RETAIL)     (INSTITUTIONAL)        FUND
                                  ---------------  ---------------  ----------    ---------------  ---------------  ---------------
Maximum Sales Charge (Load)       No Sales         No Sales         No Sales      No Sales         No Sales         No Sales
  Imposed on Purchases (as a      Charge           Charge           Charge        Charge           Charge           Charge
  percentage of offering price)
Maximum Deferred                  No Deferred      No Deferred      No Deferred   No Deferred      No Deferred      No Deferred
  Sales Charge (Load)             Sales Charge     Sales Charge     Sales Charge  Sales Charge     Sales Charge     Sales Charge
Maximum Sales Charge (Load)       No Sales         No Sales         No Sales      No Sales         No Sales         No Sales
  Imposed on Reinvested           Charge           Charge           Charge        Charge           Charge           Charge
  Dividends and Distributions
Redemption Fee                    2%(1)(2)         None(2)          None(2)       2%(1)(2)         2%(1)(2)         None(2)
                                  <F15><F16>          <F16>            <F16>      <F15><F16>       <F15><F16>          <F16>
Exchange Fee                      2%(1)(3)         None(3)          None(3)       2%(1)(3)         2%(1)(3)         None(3)
                                  <F15><F17>          <F17>            <F17>      <F15><F17>       <F15><F17>          <F17>


(1)<F15> If you redeem or exchange shares you have owned for less than 5 business days, a 2% fee will be deducted from the value of your redemption or exchange proceeds. This fee is payable to the Fund. The Fund may, in its sole discretion, waive this fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.

(2)<F16>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(3)<F17> Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                     LEUTHOLD          LEUTHOLD                    LEUTHOLD CORE    LEUTHOLD CORE   LEUTHOLD SELECT
                                       ASSET       SELECT EQUITIES   GRIZZLY      INVESTMENT FUND  INVESTMENT FUND     INDUSTRIES
                                  ALLOCATION FUND        FUND       SHORT FUND        (RETAIL)     (INSTITUTIONAL)        FUND
                                  ---------------  ---------------  ----------    ---------------  ---------------  ---------------
Management Fees                         0.90%             1.00%         1.25%            0.90%           0.90%             1.00%
Distribution (12b-1) Fees               0.25%             0.25%         None             None            None              None
Other Expenses                          0.90%(1)          0.60%(1)      1.69%            0.84%           0.74%(2)          0.56%
                                            <F18>             <F18>                                          <F19>
                                        -----             -----         -----            -----           -----             -----
   Service Fees                      0.00%             0.00%         0.10%           0.10%            0.00%             0.10%
   Dividend on Short Positions       0.55%             0.00%         1.17%           0.55%            0.55%             0.00%
   All remaining Other Expenses      0.35%             0.60%         0.42%           0.19%            0.19%             0.46%
Total Annual Fund
  Operating Expenses                    2.05%(3)          1.85%         2.94%(3)         1.74%(3)        1.64%(3)          1.56%
                                            <F20>                           <F20>            <F20>           <F20>
                                        -----             -----         -----            -----           -----             -----
Expense Reimbursement
  or Recovery                           0.00%             0.00%         0.00%            0.00%           0.00%             0.04%(4)
                                                                                                                               <F21>
                                        -----             -----         -----            -----           -----             -----
Net Expenses                            2.05%             1.85%         2.94%            1.74%           1.64%             1.60%(4)
                                                                                                                               <F21>
                                        -----             -----         -----            -----           -----             -----
                                        -----             -----         -----            -----           -----             -----

(1)<F18> Other expenses for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund are based on estimated amounts for the current fiscal year.
(2)<F19> Other expenses for Institutional Shares are based on the actual expenses of the Retail Shares for the current fiscal year.

(3)<F20> The Total Annual Fund Operating Expenses for the Leuthold Asset Allocation Fund, Grizzly Short Fund and the Retail and Institutional Shares of the Leuthold Core Investment Fund include dividends and interest on short positions. The Total Annual Fund Operating Expenses for the Leuthold Asset Allocation Fund excluding dividends and interest on short positions would have been 1.50%. The Total Annual Fund Operating Expenses for the Grizzly Short Fund excluding dividends and interest on short positions was 1.77%. The Total Annual Fund Operating Expenses for the Retail Shares excluding dividends and interest on short positions was 1.19%. Based on the actual expenses of the Retail Shares for the current fiscal year, the Total Annual Fund Operating Expenses for the Institutional Shares excluding dividends and interest on short positions would have been 1.09%.

(4)<F21> The Adviser has agreed to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding dividends on short positions) do not exceed 1.60% of the average daily net assets of the Leuthold Select Industries Fund. The Adviser may recover waived advisory fees in subsequent years and did so in the last fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  LEUTHOLD ASSET          LEUTHOLD SELECT
                 ALLOCATION FUND           EQUITIES FUND
                 ---------------          ---------------
1 Year                $  208                   $  188
3 Years               $  643                   $  582
5 Years               $1,103                   $1,001
10 Years              $2,379                   $2,169


This Example is intended to help you compare the cost of investing in the Funds (other than the Leuthold Asset Allocation Fund and Leuthold Select Equities
Fund) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      LEUTHOLD          LEUTHOLD
                        CORE              CORE           LEUTHOLD
                     INVESTMENT        INVESTMENT         SELECT       GRIZZLY
                        FUND              FUND          INDUSTRIES      SHORT
                      (RETAIL)      (INSTITUTIONAL)        FUND          FUND
                     ----------     ---------------     ---------      -------
1 Year                   $177              $167             $163          $297
3 Years                  $548              $517             $505          $910
5 Years                  $944              $892             $871        $1,548
10 Years               $2,052            $1,944           $1,900        $3,261


                            OTHER INFORMATION ABOUT
                             THE FUNDS' INVESTMENT
                             OBJECTIVES, STRATEGIES
                                   AND RISKS

The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. These Funds' definition of long term investment success is making it and keeping it. The Adviser believes that maintaining profits when markets decline is as important as earnings profits when markets rise. The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation.

Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Equities Fund, the Leuthold Select Industries Fund nor the Grizzly Short Fund will take temporary defensive positions. Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.

Unlike the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). Neither the Leuthold Asset Allocation Fund, nor the Leuthold Core Investment Fund will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund allocate their assets and make individual securities selections follows.

HOW LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND ALLOCATE ASSETS

The Adviser allocates the Leuthold Asset Allocation Fund's investments and the Leuthold Core Investment Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the U.S. Government bond market with the goal of determining the risks and returns that U.S. Treasury securities present over the next one to five years.

NEXT, the Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 170 individual components that The Leuthold Group evaluates weekly.

FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of these Funds.

HOW LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND MAKE INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund. These Funds may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. They may do so to obtain a diversified exposure to high yield or "junk" bonds.


For investments in common stocks and other equity securities, the Adviser uses the Select Equities Strategy for the Leuthold Asset Allocation Fund and the Select Industries Strategy for the Leuthold Core Investment Fund.


In addition to investing in individual stocks, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

ADDITIONAL RISKS FOR LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND

There are a number of risks associated with the various securities in which the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (unless otherwise noted) will at times invest. These include:

RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

RISKS ASSOCIATED WITH SMALL CAP STOCKS. (Leuthold Core Investment Fund only). Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. These Funds may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Funds, or investment companies in which they invest, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If one of these Funds purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Funds' outstanding options does not exist.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When one of the Funds invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

RISKS ASSOCIATED WITH INVESTING IN METALS. Each of the Funds may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments the Fund may enter into agreements where it "pre-pays" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.

ADDITIONAL RISK FOR LEUTHOLD SELECT EQUITIES FUND

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or a call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information.

                                 MANAGEMENT OF
                                   THE FUNDS

LEUTHOLD WEEDEN CAPITAL MANAGEMENT MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management is the investment adviser to each Fund. The Adviser's address is:

         100 North Sixth Street
         Suite 412A
         Minneapolis, MN  55403

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The following table identifies the annual investment advisory fee that each of the Funds pays to the Adviser:

Leuthold Asset Allocation Fund:              0.90%
Leuthold Select Equities Fund:               1.00%
Grizzly Short Fund                           1.25%
Leuthold Core Investment Fund:               0.90%
Leuthold Select Industries Fund:             1.00%

A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser (other than the agreements for the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund which are newly organized) is available in the Funds' semi-annual report to shareholders for the period ending March 31, 2005.

The following table identifies the portfolio managers for each of the Funds. Unless otherwise noted, the portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

Leuthold Asset Allocation Fund:
-------------------------------
   Steven C. Leuthold                   Andrew Engel, CFA
   (team leader)
   Matthew B. Paschke, CFA              Eric Bjorgen, CFA

Leuthold Select Equities Fund:
------------------------------
   Steven C. Leuthold                   Matthew B. Paschke, CFA

Grizzly Short Fund:
-------------------
   Steven C. Leuthold                   Charles D. Zender
   Matthew B. Paschke, CFA

Leuthold Core Investment Fund:
------------------------------
   Steven C. Leuthold                   Andrew Engel, CFA
   (team leader)
   Eric Bjorgen, CFA

Leuthold Select Industries Fund:
--------------------------------
   Steven C. Leuthold                   Eric Bjorgen, CFA

Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Bjorgen is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 1998. Mr. Engel is a portfolio manager and a member of the Adviser and has been a senior analyst of the Leuthold Group since 1995. Mr. Zender is a portfolio manager and a member of the Adviser and has been a Managing Director of The Leuthold Group since 1991. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

SERVICE PLANS

Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.

These services may include:

   o assisting investors in processing purchase, exchange and redemption requests;

   o  processing dividend and distribution payments from the Funds;

   o providing information periodically to customers showing their positions in Fund shares;

   o  providing sub-accounting;

   o  forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

The Institutional Shares of the Leuthold Core Investment Fund are not subject to any service fees.

12B-1 PLANS

Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                            THE FUNDS' SHARE PRICES

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


Leuthold Asset Allocation Fund's NASDAQ symbol is "LAALX". Leuthold Select Equities NASDAQ symbol is "LSEQX". Grizzly Short Fund's NASDAQ symbol is "GRZZX". Leuthold Core Investment Fund's NASDAQ symbol for its Retail Shares is "LCORX" and its Institutional Shares is "LCRIX". Leuthold Select Industries Fund's NASDAQ symbol is "LSLTX".


                               PURCHASING SHARES

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

ELIGIBLE PURCHASES


Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund closed to new investors, except as described below. The Institutional Shares of the Leuthold Core Investment Fund remain open to new investors. All purchases of Institutional Shares must be preapproved by the Fund. Investors may call 1-800-273-6886 to obtain preapproval.


Shareholders of the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund as of the close date may continue to reinvest dividends and capital gains distributions.

If you are a participant in a retirement plan in which the Retail Shares of the Leuthold Core Investment Fund or the Leuthold Select Industries Fund have been designated as an available investment option and whose records are maintained by a processing intermediary having an agreement with the Funds, after the close date, you may open a new account and add to an existing account in the Retail Shares of the Leuthold Core Investment Fund or the Leuthold Select Industries Fund.

The Funds may also allow new investments in their sole discretion in other circumstances. The Funds reserve the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

HOW TO PURCHASE SHARES FROM THE FUNDS

   o  Read this Prospectus carefully.

   o Determine how much you want to invest, keeping in mind the following minimums:

      NEW ACCOUNTS
      Leuthold Core Investment
        Fund (Institutional Class)                $1,000,000
      Individual Retirement
        Accounts (other than
        Institutional Class)                      $    1,000
      All other accounts                          $   10,000*<F22>

      *<F22> The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.

      EXISTING ACCOUNTS
      Dividend reinvestment                       No Minimum
      Automatic Investment Plan                         $ 50
      All other accounts                                $100

   o Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P. O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

   o Make your check payable to "Leuthold Asset Allocation Fund", "Leuthold Select Equities Fund", "Grizzly Short Fund," "Leuthold Core Investment Fund" or "Leuthold Select Industries Fund" as applicable. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amount of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

Send the application and check to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds. FUNDS SHOULD BE WIRED TO:

  U.S. Bank,  N.A.
  777 E. Wisconsin Ave.
  Milwaukee, WI  53202
  ABA #075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137

  FURTHER CREDIT:
  (name of Fund to be purchased)
  (shareholder registration)
  (shareholder account number)

PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

CHOOSING A SHARE CLASS FOR THE LEUTHOLD CORE INVESTMENT FUND

The Leuthold Core Investment Fund offers two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares are subject to an annual service fee of up to 0.25% of the Fund's average daily net assets allocable to Retail Shares, whereas Institutional Shares are not subject to any service fees.

Retail Shares are available for purchase by all types of investors. Institutional Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares based on the relative net asset values of the two Classes on the conversion date.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent's arrangements with the Leuthold Core Investment Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class for the Leuthold Core Investment Fund" above for more information or contact your Servicing Agent. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. The minimum transaction amount for a telephone Purchase is $100.

The Funds offer the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA
              SEP IRA
              SIMPLE IRA

The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

   o  account number(s)

   o  the amount of money or number of shares being redeemed

   o  the name(s) on the account

   o  daytime phone number

   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   o The redemption proceeds are to be sent to an address other than the address of record

   o  The redemption request is received within 30 days after an address change

   o  If ownership is changed on your account

   o Any redemption transmitted by federal wire transfer to a bank other than the bank of record.

   o  When adding telephone redemptions to an existing account.

   o  When adding or changing federal wire instructions on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM USING A SYSTEMATIC WITHDRAWAL PLAN

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan, by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least 30 days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Leuthold Core Investment Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

   o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

   o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

   o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

   o The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:

   o  The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   o U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

   o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of such Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund by:

1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.


The redemption fee does not apply to retirement plans but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers. These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur. These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.


The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund other shareholders. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Equities Fund and the Leuthold Select Industries Fund are offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Funds may be exchanged for shares of:

   o  Leuthold Asset Allocation Fund

   o  Leuthold Select Equities Fund

   o  Grizzly Short Fund

   o  Leuthold Core Investment Fund (Retail Class only)

   o  Leuthold Select Industries Fund

   o  First American Prime Obligations Fund


at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for prospectuses describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.



The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Purchases and Redemptions of Shares of the Funds" on page 21, including the ability of the Funds to waive the exchange fee in certain limited circumstances.


HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds. If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder's account at the Funds' then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.

Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of each Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund expect that normally their distributions will consist of both ordinary income (including dividend income) and long-term capital gains. The Leuthold Select Equities Fund and the Leuthold Select Industries Fund expect that their distributions will consist primarily of long-term and short-term capital gains. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income (not including dividend income) and short-term capital gains.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of its operations (the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund are newly organized and have not yet had any operations). Certain information reflects financial results for a single Fund share outstanding throughout the period indicated.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Annual Report which is available upon request. Information is not provided for Institutional Shares because the public offering of those shares had not commenced as of the date of this Prospectus.

GRIZZLY SHORT FUND

                                                                    YEAR ENDED SEPTEMBER 30,

                                                2005           2004           2003           2002           2001
                                               ------         ------         ------         ------         ------
Net asset value, beginning of period           $ 7.56         $ 8.93         $14.17         $14.74         $11.01
                                               ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income (loss)(1)<F23>          0.08          (0.14)         (0.13)         (0.05)          0.58
   Net realized and unrealized
     gains on short positions                   (0.84)         (1.23)         (3.76)          0.67           5.57
                                               ------         ------         ------         ------         ------
   Total from investment operations             (0.76)         (1.37)         (3.89)          0.62           6.15
                                               ------         ------         ------         ------         ------
Less distributions:
   From net investment income                   (0.08)            --             --          (0.03)         (0.58)
   From net realized capital gains                 --             --          (1.25)         (1.16)         (1.84)
   Return of capital                               --(5)<F27>     --          (0.10)            --             --
                                               ------         ------         ------         ------         ------
   Total distributions                          (0.08)            --          (1.35)         (1.19)         (2.42)
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $ 6.72         $ 7.56         $ 8.93         $14.17         $14.74
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                   (10.00)%       (15.34)%       (29.68)%         5.80%         67.79%

Supplemental data and ratios:
Net assets, end of period (000)               $54,685        $21,755        $22,333        $32,050        $19,986
Ratio of expenses to average net assets:
   Before expense
     reimbursement or recovery(2)<F24>           2.94%          3.60%          3.49%          2.85%          3.92%
   After expense
     reimbursement or recovery(2)<F24>           2.94%          3.60%          3.61%          3.37%          2.96%
Ratio of net investment income (loss)
  to average net assets:
   Before expense
     reimbursement or recovery(3)<F25>           1.66%         (2.31)%        (1.75)%        (0.17)%         3.79%
   After expense
     reimbursement or recovery(3)<F25>           1.66%         (2.31)%        (1.87)%        (0.69)%         4.75%
Portfolio turnover rate(4)<F26>                     0%             0%             0%             0%             0%

(1)<F23> Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F24> The ratio of expenses to average net assets include dividends on short positions. The before expense reimbursement and after expense reimbursement or recovery ratios excluding dividends on short positions were 1.77% and 1.77%, respectively, for the year ended September 30, 2005, 2.12% and 2.12%, respectively, for the year ended September 30, 2004, 1.95% and 2.07%, respectively, for the year ended September 30, 2003, 1.98% and 2.50%, respectively, for the year ended September 30, 2002 and 3.46% and 2.50%, respectively, for the year ended September 30, 2001.
(3)<F25> The net investment income (loss) ratios include dividends on short positions.
(4)<F26> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(5)<F27>   Less than one cent per share.

LEUTHOLD CORE INVESTMENT FUND

                                                                    YEAR ENDED SEPTEMBER 30,

                                                2005           2004           2003           2002           2001
                                               ------         ------         ------         ------         ------
Net asset value, beginning of year             $15.49         $13.39         $ 9.95         $10.92         $12.74
Income from investment operations:
   Net investment income(1)<F28>                 0.09             --           0.09           0.20           0.38
   Net realized and unrealized gains
     (losses) on investments                     2.65           2.15           3.44          (0.97)         (1.09)
                                               ------         ------         ------         ------         ------
   Total from investment operations              2.74           2.15           3.53          (0.77)         (0.71)
                                               ------         ------         ------         ------         ------
Less distributions:
   From net investment income                   (0.09)            --          (0.09)         (0.20)         (0.37)
   In excess of net investment income              --          (0.05)            --             --          (0.01)
   From net realized gains                      (0.64)            --             --             --          (0.73)
                                               ------         ------         ------         ------         ------
   Total distributions                          (0.73)         (0.05)         (0.09)         (0.20)         (1.11)
                                               ------         ------         ------         ------         ------
Net asset value, end of year                   $17.50         $15.49         $13.39        $  9.95         $10.92
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                    18.26%         16.03%         35.60%         (7.21)%        (6.16)%

Supplemental data and ratios:
Net assets, end of year (000)              $1,112,947       $511,455       $317,603       $116,363       $116,713
Ratio of expenses to
  average net assets:
   Before expense reimbursement(2)<F29>          1.74%          1.37%          1.31%          1.25%          1.25%
   After expense reimbursement(2)<F29>           1.74%          1.37%          1.31%          1.25%          1.25%
Ratio of net investment income to
  average net assets:
   Before expense reimbursement(3)<F30>          0.67%         (0.03)%         0.71%          1.85%          3.00%
   After expense reimbursement(3)<F30>           0.67%         (0.03)%         0.71%          1.85%          3.00%
Portfolio turnover rate(4)<F31>                163.88%        132.96%         89.59%        132.77%        122.21%

(1)<F28> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F29> The ratio of expenses to average net assets include dividends and interest on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.19% and 1.19%, respectively, for the year ended September 30, 2005, 1.21% and 1.21%, respectively, for the year ended September 30, 2004, 1.21% and 1.21%, respectively, for the year ended September 30, 2003, 1.21% and 1.21%, respectively, for the year ended September 30, 2002 and 1.24% and 1.24%, respectively, for the year ended September 30, 2001.
(3)<F30> The net investment income (loss) ratios include dividends on short positions.
(4)<F31> The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

LEUTHOLD SELECT INDUSTRIES FUND

                                                                    YEAR ENDED SEPTEMBER 30,

                                                2005           2004           2003           2002           2001
                                               ------         ------         ------         ------         ------
Net asset value, beginning of period           $12.26         $10.40         $ 7.50         $ 9.96         $11.96
                                               ------         ------         ------         ------         ------
Income from investment operations:
   Net investment loss(1)<F32>                  (0.02)         (0.13)         (0.11)         (0.15)         (0.06)
   Net realized and unrealized
     gain (loss) on investment                   3.83           1.99           3.01          (2.31)         (1.94)
                                               ------         ------         ------         ------         ------
   Total from investment operations              3.81           1.86           2.90          (2.46)         (2.00)
                                               ------         ------         ------         ------         ------
Less distributions:
   From net investment income                      --             --             --             --             --(2)<F33>
                                               ------         ------         ------         ------         ------
   Total distributions                             --             --             --             --             --
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $16.07         $12.26         $10.40         $ 7.50         $ 9.96
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                    31.08%         17.88%         38.67%        (24.70)%       (16.72)%

Supplemental data and ratios:
Net assets, end of period (000)               $31,197        $20,776        $17,215        $10,142        $13,883
Ratio of expenses to average net assets:
   Before expense
     reimbursement or recovery                   1.56%          1.63%          1.80%          1.90%          2.22%
   After expense
     reimbursement or recovery                   1.60%          1.72%          1.95%          1.95%          1.95%
Ratio of net investment loss
  to average net assets:
   Before expense
     reimbursement or recovery                  (0.16)%        (0.94)%        (1.41)%        (1.17)%        (1.08)%
   After expense
     reimbursement or recovery                  (0.20)%        (1.03)%        (1.56)%        (1.22)%        (0.81)%
Portfolio turnover rate                        156.11%        165.86%        184.71%        383.66%        127.32%

(1)<F32> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F33>   Less than one cent per share.

                      LEUTHOLD WEEDEN CAPITAL MANAGEMENT &
                              LEUTHOLD FUNDS, INC.

                      NOTICE OF PRIVACY POLICY & PRACTICES

Leuthold1<F34> recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

o Account Applications and other forms, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

o Account History, including information about the transactions and balances in a customer's accounts; and

o Correspondence, written, telephonic or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law - for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold's customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

1<F34> For purposes of this notice, the term "Leuthold" includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.

                          Not part of the prospectus.

To learn more about the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about Leuthold Funds may also call the following number or write to the following address.

     Leuthold Funds, Inc.
     100 North Sixth Street
     Suite 412A
     Minneapolis, MN 55403
     1-888-200-0409

The general public can review and copy information about Leuthold Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                                 May 24, 2006
for LEUTHOLD ASSET ALLOCATION FUND
    LEUTHOLD SELECT EQUITIES FUND
    GRIZZLY SHORT FUND
    LEUTHOLD CORE INVESTMENT FUND
    LEUTHOLD SELECT INDUSTRIES FUND






                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated May 24, 2006. Requests for copies of the Prospectus should be made by
writing  to  Leuthold  Funds,   Inc.,  100  North  Sixth  Street,   Suite  412A,
Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

                  The following financial statements are incorporated by reference to the Annual Reports, dated September 30, 2005, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on December 9, 2005:



Leuthold Core Investment Fund              Leuthold Select Industries Fund
Statement of Assets and Liabilities        Statement of Assets and Liabilities
Statement of Operations                    Statement of Operations
Statements of Changes in Net Assets        Statements of Changes in Net Assets
Financial Highlights                       Financial Highlights
Schedule of Investments                    Schedule of Investments
Securities Sold Short                      Notes to the Financial Statements
Notes to the Financial Statements          Report of Independent Registered
Report of Independent Registered Public       Public Accounting Firm
   Accounting Firm


                               Grizzly Short Fund
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statements of Changes in Net Assets
                        Financial Highlights
                        Schedule of Investments
                        Securities Sold Short
                        Notes to the Financial Statements
                        Report of Independent Registered Public
                           Accounting Firm

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................13


OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS............................16

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT.......................19

SERVICE PLANS.................................................................27

DISTRIBUTION PLANS............................................................27

DETERMINATION OF NET ASSET VALUE..............................................28

REDEMPTION OF SHARES..........................................................29

SYSTEMATIC WITHDRAWAL PLAN....................................................29

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES.............................30

ALLOCATION OF PORTFOLIO BROKERAGE.............................................30

TAXES.........................................................................32

STOCKHOLDER MEETINGS..........................................................34

CAPITAL STRUCTURE.............................................................35

DESCRIPTION OF SECURITIES RATINGS.............................................36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................39



                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, May 24, 2006, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.




                                      (i)

                         FUND HISTORY AND CLASSIFICATION

                  Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of five diversified portfolios, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund (individually a "Fund" and collectively the "Funds"). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

                             INVESTMENT RESTRICTIONS

                  The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. The Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4;
         (ii)  purchase  or  sell  futures  contracts  and  options  on  futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

                  3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Select Equities Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may write put and call options to the extent permitted by the Act. None of the Leuthold Select Equities Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of writing put or call options.

                  4. The Leuthold Select Equities Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may borrow money or issue senior securities to the extent permitted by the Act. Neither the Leuthold Asset Allocation Fund nor the

         Leuthold Core Investment Fund will borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. Neither the Leuthold Asset Allocation Fund nor the Leuthold Core Investment Fund will borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

                  5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

                  6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

                  8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  9. No Fund will make investments for the purpose of exercising control or management of any company.

                  10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

                  11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. The Leuthold Select Equities Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. None of the Leuthold Select Equities Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of entering into futures contracts or options on futures contracts. The Leuthold Asset Allocation Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms "commodities" and "commodity contracts" shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (i.e., subject to the jurisdiction of the Commodity Futures Trading Commission). See "INVESTMENT CONSIDERATIONS - Metals" for a discussion of the Leuthold Core Investment Fund's investments in metals which are not "commodities" as defined in the Commodity Exchange Act.

                  12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

                  1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

                  2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

                  3. No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b)
         securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The  prospectus  for  the  Funds   describes  their  principal
investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

                  Each of the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Core Investment Fund may purchase warrants and put and call options on securities.

                  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

                  The money  market  instruments  in which the Funds may  invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 5% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund may invest may invest up to 100% of its assets in securities of foreign issuers. Each of the Leuthold Select Equities Fund and the Leuthold Select Industries Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts ("ADRs"). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. The Grizzly Short Fund may sell short ADRs and securities of foreign issuers traded in the U.S. securities markets.

                  There is often less  information  publicly  available  about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

                  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.


                  Since each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund or a registered investment company in which either of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of these Funds' assets from the perspective of U.S. investors. Certain registered investment companies, but not the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.


                  The Funds may hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

                  ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. Each of the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

                  Each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. For example if the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Grizzly Short Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund's goal when effecting short sales is to "Sell high and Buy low."

                  All of the Funds may make short sales "against the box" (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of any of the Funds.

High Yield and Other Securities

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

                  The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

                  The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or by a registered investment company in which a Fund invests) defaults, a Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

                  Certain securities held by the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

                  The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

                  Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

                  Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

                  Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

                  Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

                  Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals

                  The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments these Funds may enter into agreements where they "pre-pay" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.


                  When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. On October 17, 2005, Refco, Inc. and certain of its subsidiaries (the "Debtors") filed voluntary petitions for reorganization relief under Chapter 11 of the Bankruptcy Code. On October 27, 2005, Leuthold Funds, Inc. on behalf of the Leuthold Core Investment Fund filed a complaint against the Debtors seeking a declaratory judgment that certain cash, silver and palladium currently held by the Debtors does not constitute property of the Debtors or its Chapter 11 estate and for a judgment that such assets be immediately returned to the Leuthold Core Investment Fund. Other motions are pending which would change the legal status of the bankruptcy, and the parties have engaged in negotiations regarding settlement. The Funds cannot predict when or how these matters will be resolved. The Leuthold Core Investment Fund is valuing the assets that are the subject of the complaint pursuant to its fair value pricing policy.


                  For each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund's gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Illiquid Securities

                  Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

                  In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

                  Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

                  Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. (Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized as of the date of this Statement of Additional Information and has no portfolio turnover history.) Each of the Leuthold Select Equities Fund and the Leuthold Select Industries Fund anticipates that its annual portfolio turnover rate normally will exceed 100%.

Disclosure of Portfolio Holdings

                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolios on a daily basis. For example, the Funds' administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds' independent registered public accounting firm to review each Fund's portfolio. In addition to the Funds' administrator, the Funds' custodian also maintains an up-to-date list of each Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios unless specifically authorized by the Funds.

                  Rating and Ranking Organizations. The Funds may provide their entire portfolios to the following rating and ranking organizations:

                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.

                  The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

                  The  Funds  may  provide   portfolio   information   to  these
organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

                  Website Disclosure.  The Leuthold Select Equities Fund and the
Leuthold Select Industries Fund publish their security positions (on a percentage basis), the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund publish their asset allocation percentages and the Grizzly Short Fund publishes its industry group weightings at the end of each month on its website (www.leutholdfunds.com). This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds are the only mutual funds in a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:


        Name, Address     Position(s)    Term of Office and Length    Principal Occupation(s)     Number of         Other
           and Age         Held with           of Time Served         During Past Five Years    Portfolios in   Directorships
                          Corporation                                                              the Fund        Held by
                                                                                                   Complex         Director
                                                                                                  Overseen By
                                                                                                   Directors

"Noninterested Persons"
John S. Chipman           Director        Indefinite,                 Regent's Professor of            3         None
c/o Leuthold Weeden                       Director since 1995         Economics, University of
Capital Management                                                    Minnesota
100 North Sixth Street
Suite 412A
Minneapolis, MN 55403

Age: 79

Lawrence L. Horsch        Chairman and    Indefinite, Director        Chairman, Eagle                  3         MedicalCV,
c/o Leuthold Weeden       Director        since 1995                  Management & Financial                     Inc.
Capital Management                                                    Corp., a management
100 North Sixth Street                                                consulting firm
Suite 412A
Minneapolis, MN 55403

Age: 71

Paul N. Kelnberger        Director and    Indefinite, Director        Partner, Johnson, West &         3         None
332 Minnesota Street      Chair of        since 1995                  Co., PLC, a public
Suite E1100               Audit                                       accounting firm
St. Paul, MN 55101        Committee

Age 62

"Interested Persons"
Steven C. Leuthold        Director        Indefinite, Director        Chief Investment Officer         3         None
100 North Sixth St.                       since 1975                  and managing member of
Suite 412A                                                            Leuthold, Weeden Capital
Minneapolis, MN 55403     President and   One year term, President    Management (the
                          Treasurer       and Treasurer since 1993    "Adviser")
Age 68

Edward C. Favreau         Director        Indefinite, Director        Manager of Marketing and         3         None
100 North Sixth St.                       since 1999                  Sales of the Adviser
Suite 412A                                                            since 1999.  Prior to
Minneapolis, MN 55403     Vice President  One year term, Vice         joining the Adviser, he
                                          President since 1999        was Vice President and
Age 54                                                                Sales Manager of U.S.
                                                                      Bancorp Investments, Inc.


        Name, Address     Position(s)    Term of Office and Length    Principal Occupation(s)     Number of         Other
           and Age         Held with           of Time Served         During Past Five Years    Portfolios in   Directorships
                          Corporation                                                              the Fund        Held by
                                                                                                   Complex         Director
                                                                                                  Overseen By
                                                                                                   Directors

David R. Cragg            Vice            One year term, Vice         Chief Operations Officer        N/A        N/A
100 North Sixth St.       President and   President and Secretary     of the Adviser since
Suite 412A                Secretary       since 1999                  2004 and Manager of
Minneapolis, MN 55403                                                 Compliance and
                                                                      Operations of the
Age 37                                                                Adviser since 1999.

Roger A. Peters           Chief           One year term, Chief        Chief Compliance Officer        N/A        N/A
100 North Sixth St.       Compliance      Compliance Officer since    of the Adviser since
Suite 412A                Officer         2005                        2005.  Prior to joining
Minneapolis, MN 55403                                                 the Adviser, he was Vice
                                                                      President , Commercial
Age 45                                                                Product Management  of
                                                                      U.S. Bank from
                                                                      2003-2005, Operations
                                                                      Manager at Lowry Hill
                                                                      from 2001-2003, and
                                                                      Product Manager at
                                                                      American Express from
                                                                      1999-2001.


                  The Corporation's Board of Directors has an audit committee whose members are Messrs. Chipman, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2005.

                  The Corporation's Board of Directors has no other committees.

                  The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $5,000 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board and the Chairman of the Audit Committee. In 2006, the Corporation expects to pay Mr. Chipman $25,000, Mr. Kelnberger $30,000 and Mr. Horsch $35,000. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2005:


                               COMPENSATION TABLE

      Name of Person              Aggregate          Pension or Retirement       Estimated      Total Compensation
                              Compensation from       Benefits Accrued As     Annual Benefits    from Corporation
                                 Corporation         Part of Fund Expenses    Upon Retirement    and Fund Complex
                                                                                                 Paid to Directors

"Interested Persons"
Steven C. Leuthold                    $0                       $0                    $0                 $0
Edward C. Favreau                     $0                       $0                    $0                 $0

"Noninterested Persons"
John S. Chipman                    $10,366                     $0                    $0               $10,366
Lawrence L. Horsch                 $10,366                     $0                    $0               $10,366
Paul M. Kelnberger                 $10,366                     $0                    $0               $10,366


                  The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                  The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and offer the Boards of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

                  Set forth below are the names and addresses of all holders of the shares of each of the Funds (other than the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund, which are newly organized and as of the date of this Statement of Additional Information have no stockholders) who as of December 31, 2005 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund's then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.

                          Leuthold Core Investment Fund



                 Name and Address                          Number of Shares                Percent of Class
                of Beneficial Owner

Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA  94104-4122                                 32,259,054                        40.90%
National Financial Services, LLC (1)
One World Financial Center
200 Liberty Street
New York, NY  10281-1003                                      11,855,822                        15.03%
National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY  10041-3299                                       6,347,258                         8.05%
Officers and Directors as a Group (6 persons)                   114,673                           (2)

-------------
(1) The shares held by Charles Schwab & Co., Inc., National Financial Services, LLC and National Investor Services Corp. were owned of record only.

(2) Less than 1%.

                         Leuthold Select Industries Fund



                 Name and Address                          Number of Shares                Percent of Class
                of Beneficial Owner

Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA  94104-4122                                  1,565,690                        34.91%
National Financial Services, LLC (1)
One World Financial Center
200 Liberty Street
New York, NY  10281-1003                                       1,216,406                        27.12%
National Investor Services Corp. (1)
55 Water Street, 32nd Floor
New York, NY  10041-0028                                        426,416                          9.51%
Officers and Directors as a Group (6 persons)                    5,599                            (2)

---------------------
(1) The shares held by Charles Schwab & Co., Inc., National Financial Services and National Investor Services Corp. were owned of record only.

(2)  Less than 1%.

                               Grizzly Short Fund



                 Name and Address                          Number of Shares                Percent of Class
                of Beneficial Owner

Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA  94104-3299                                  1,762,309                        19.36%
Industricorp and Co.
312 Central Avenue, Suite 508
Minneapolis, MN  5514
                                                               1,242,887                        13.65%
Capinco
P.O. Box 1787
Milwaukee, WI  53201
                                                               1,165,304                        12.80%
National Financial Services, LLC (1)
One World Financial Center
200 Liberty Street
New York, NY  10281-1003                                       1,070,461                        11.76%
Officers and Directors as a Group (6 persons)                    None                            None

---------------------
(1) The shares held by Charles Schwab & Co., Inc., National Investor Services Corp. and National Financial Services were owned of record only.


                  The following table sets forth the dollar range of equity securities of each Fund (other than the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund, which are newly organized and as of the date of this Statement of Additional Information have no stockholders). and the aggregate dollar range of equity securities of all Funds beneficially owned by the directors of the Corporation as of December 31, 2005.





Name of Director            Dollar Range of Equity      Dollar Range of Equity       Dollar Range of      Aggregate Dollar Range
                            Securities of Leuthold      Securities of Leuthold    Equity Securities of   of Equity Securities of
                             Core Investment Fund       Select Industries Fund     Grizzly Short Fund            all Funds

Noninterested Persons
John S. Chipman                      None                        None                     None                     None
Lawrence L. Horsch            $10,001 - $50,000                  None                     None               $10,001 - $50,000
Paul M. Kelnberger            $10,001 - $50,000                  None                     None               $10,001 - $50,000



Name of Director            Dollar Range of Equity      Dollar Range of Equity       Dollar Range of      Aggregate Dollar Range
                            Securities of Leuthold      Securities of Leuthold    Equity Securities of   of Equity Securities of
                             Core Investment Fund       Select Industries Fund     Grizzly Short Fund            all Funds

Interested Persons
Steven C. Leuthold              Over $100,000                    None                     None                 Over $100,000
Edward C. Favreau               Over $100,000             $50,001 - $100,000              None                 Over $100,000


             INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

                  The investment adviser to each Fund is Leuthold Weeden Capital Management, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Leuthold Asset Allocation Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%, from the Leuthold Select Equities Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, from the Leuthold Core Investment Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%, from the Leuthold Select Industries Fund, a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, and from the Grizzly Short Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%.

                  Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.


                  Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information has not paid any advisory fees to the Adviser. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $6,649,793, $4,173,133 and $1,563,222, respectively. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $236,042, $214,063 and $120,519, respectively. During the fiscal years ended September 30, 2005, 2004 and 2003, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $368,295, $222,420 and $222,337, respectively.


                  The Adviser has undertaken to reimburse each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund and 1.50% with respect to the Leuthold Asset Allocation Fund. As of the date hereof, no such state law provision was applicable to either Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2005, 2004 and 2003, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses. The Leuthold Asset Allocation Fund is newly organized and as of the date of this Statement of Additional Information the Adviser has not reimbursed any amounts to the Fund.


                  The Adviser has undertaken to reimburse each of the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Select Equities Fund, 1.60%
of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit. During the fiscal year ended September 30, 2005, the Leuthold Select Industries Fund repaid the Adviser $8,820 with respect to reimbursements previously made by the Adviser, and the Grizzly Short Fund repaid the Adviser $0 with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2004, the Adviser recouped $18,219 of expenses previously waived by the Leuthold Select Industries Fund and reimbursed the Grizzly Short Fund $0 for excess expenses. During the fiscal year ended September 30, 2003, the Leuthold Select Industries Fund repaid the Adviser $18,250 with respect to reimbursements previously made by the Adviser, and the Grizzly Short Fund repaid the Adviser $21,211 with respect to reimbursements previously made by the Adviser. The Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information the Adviser has not reimbursed any amounts to the Fund.

                  Each Advisory Agreement for the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund will remain in effect for two years from its effective and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

                  Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful
misfeasance,   bad  faith,   gross
negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                  See "ALLOCATION OF PORTFOLIO BROKERAGE" for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are "Disinterested Persons" of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Managers

                  The sole investment adviser to each Fund is Leuthold Weeden Capital Management. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2005.



                                    Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                              Assets by Account Type                        Advisory Fee is Performance-Based
                                  Registered      Other Pooled                     Registered      Other Pooled
                                  Investment      Investment        Other          Investment      Investment           Other
                                  Companies       Vehicles         Accounts        Companies       Vehicles            Accounts
Name of Portfolio Managers
Steven C. Leuthold                      --               6              120              --                6                 --

(co-portfolio manager for Leuthold     $--          $84,852,424     $353,928,671        $--           $84,852,424            $--
Asset Allocation Fund, Leuthold
Select Equities Fund, Grizzly
Short Fund, Leuthold Core
Investment and Leuthold Select
Industries Fund)

Andrew Engel                            --               1               94              --                1                 --

(co-portfolio manager for Leuthold     $--          $17,306,371     $308,754,116        $--           $17,306,371            $--
Asset Allocation Fund and Leuthold
Core Investment Fund)

Eric Bjorgen                            --               1              112              --                1                 --

(co-portfolio manager for Leuthold     $--          $17,306,371     $339,242,039        $--           $17,306,371            $--
Asset Allocation Fund, Leuthold
Core Investment Fund and Leuthold
Select Industries Fund)

Matthew B. Paschke                      --               4               8               --                4                 --

(co-portfolio manager for Leuthold     $--          $41,332,053     $14,686,632         $--           $41,332,053            $--
Asset Allocation Fund, Leuthold
Select Equities Fund and Grizzly
Short Fund)

Charles D. Zender                       --               1               8               --                1                 --

(co-portfolio manager for Grizzly      $--          $31,253,081     $14,686,632         $--           $31,253,081            $--
Short Fund)


                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2005.




                                                                                        Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method Between
Name of Portfolio Managers         Form of Compensation   Source of Compensation                    Account Types)

Steven C. Leuthold                     Salary/Bonus       Leuthold Weeden Capital   Mr. Leuthold receives a fixed salary that is
                                                                Management          set by reference to industry standards.
(co-portfolio manager for Leuthold
Asset Allocation Fund, Leuthold
Select Equities Fund, Grizzly Short
Fund, Leuthold Core Investment and
Leuthold Select Industries Fund)
Andrew Engel                           Salary/Bonus       Leuthold Weeden Capital   Mr. Engel receives a fixed salary that is set
                                                                Management          by reference to industry standards.  He also
(co-portfolio manager for Leuthold                                                  receives an annual subjective bonus based
Asset Allocation Fund and Leuthold                                                  solely on the overall profitability of the
Core Investment Fund)                                                               Adviser after taxes for the prior fiscal year.
Eric Bjorgen                           Salary/Bonus       Leuthold Weeden Capital   Mr. Bjorgen receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio manager for Leuthold                                                  also receives an annual subjective bonus
Asset Allocation Fund, Leuthold                                                     based solely on the overall profitability of
Core Investment Fund and Leuthold                                                   the Adviser after taxes for the prior fiscal
Select Industries Fund)                                                             year.
Matthew B. Paschke                     Salary/Bonus       Leuthold Weeden Capital   Mr. Paschke receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio manager for Leuthold                                                  also receives an annual subjective bonus
Asset Allocation Fund, Leuthold                                                     based solely on the overall profitability of
Select Equities Fund and Grizzly                                                    the Adviser after taxes for the prior fiscal
Short Fund)                                                                         year.
Charles D. Zender                      Salary/Bonus       Leuthold Weeden Capital   Mr. Zender receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio manager for Grizzly                                                   also receives an annual subjective bonus
Short Fund)                                                                         based solely on the overall profitability of
                                                                                    the Adviser after taxes for the prior fiscal
                                                                                    year.


                  The following table sets forth the dollar range of equity securities of each Fund (other than the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund, which are newly organized and have no stockholders as of the date of this Statement of Additional Information) beneficially owned by each of the co-portfolio managers of such Fund as of December 31, 2005.





Name of Portfolio Managers                        Dollar Range of Equity      Dollar Range of Equity         Dollar Range of Equity
                                                  Securities of Leuthold      Securities of Leuthold         Securities of Grizzly
                                                   Core Investment Fund       Select Industries Fund               Short Fund

Steven C. Leuthold                                   Over $1,000,000                   None                           None
Andrew Engel                                        $100,001-$500,000                  N/A                            N/A
Eric Bjorgen                                         $10,001-$50,000             $10,001-$50,000                      N/A


Name of Portfolio Managers                        Dollar Range of Equity      Dollar Range of Equity         Dollar Range of Equity
                                                  Securities of Leuthold      Securities of Leuthold         Securities of Grizzly
                                                   Core Investment Fund       Select Industries Fund               Short Fund

Matthew B. Paschke                                      $1-$10,000                     N/A                         $1-$10,000
Charles D. Zender                                  $500,001-$1,000,000                 N/A                            None



The Administrator

                  The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.065% of the first $750,000,000 of the Fund's average net assets, .045% of the next $750,000,000 of the Fund's average net assets, and .04% of the Funds' average net assets in excess of $1,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $150,000. Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees pursuant to the Administration Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Core Investment Fund incurred fees of $530,224, $353,843 and $143,162, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Select Industries Fund incurred fees of $30,030, $26,305 and $16,685, respectively, pursuant to the Administration Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Grizzly Short Fund incurred fees of $30,164, $28,206 and $19,557, respectively, pursuant to the Administration Agreement.

                  The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

                  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

                  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds' assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

                  U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent

                  In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of .025% for the first $200 million of average net assets, .015% for the next $800 million of average net assets and .01% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $100,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Core Investment Fund incurred fees of $115,436, $83,093 and $53,118, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Leuthold Select Industries Fund incurred fees of $32,663, $33,347 and $32,865, respectively, pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2005, 2004 and 2003, the Grizzly Short Fund incurred fees of $41,434, $40,045 and $36,211, respectively, pursuant to the Fund Accounting Servicing Agreement.

Distributor

                  Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.


                                 SERVICE PLANS

                  Each of the Funds (other than the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund) has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation. The Institutional Shares of the Leuthold Core Investment Fund are not subject to the service plan fees.


                  The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

                  The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                               DISTRIBUTION PLANS

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Select Industries Fund has adopted a Service and Distribution Plan (the "12b-1 Plan"). Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. Each 12b-1 Plan authorize payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

                  Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the applicable Fund. Messrs. Chipman, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund's shareholders.

                  While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information has not made any payments pursuant to the 12b-1 Plan.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund's investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                  The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds' policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds' Board of Directors.

                              REDEMPTION OF SHARES

                  The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension;
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

                  An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty
(30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

                  The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

                  The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold and other limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 24.9% of the voting securities of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

                  In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory
Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Select Equities Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

                  During the fiscal year ended September 30, 2003, the Grizzly Short Fund paid brokerage commissions of $401,346 on transactions having a total market value of $205,530,113. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $266,926 (or 67% of the total commissions paid) on transactions having a total market value of $125,959,684 (or 61% of the aggregate amount of transactions). During the fiscal year ended September 30, 2004, the Grizzly Short Fund paid brokerage commissions of $270,524 on transactions having a total market value of $152,901,952. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $93,456 (or 35% of the total commissions paid) on transactions having a total market value of $54,946,904 (or 36% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Grizzly

Short Fund paid brokerage commissions of $338,744 on transactions having a total market value of $258,116,087. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $149,421 (or 44% of the total commissions paid) on transactions having a total market value of $102,832,564 (or 40% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2003, the Leuthold Core Investment Fund paid brokerage commissions of $1,021,756 on transactions having a total market value of $402,436,889. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $988,767 (or 97% of the total commissions paid) on transactions having a total market value of $384,064,968 (or 95% of the aggregate amount of transactions). During the fiscal year ended September 30, 2004, the Leuthold Core Investment Fund paid brokerage commissions of $2,107,201 on transactions having a total market value of $1,221,644,429. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,543,940 (or 73% of the total commissions paid) on transactions having a total market value of $886,873,502 (or 73% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Leuthold Core Investment Fund paid brokerage commissions of $2,311,805 on transactions having a total market value of $1,832,548,337. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,802,850 (or 78% of the total commissions paid) on transactions having a total market value of $1,399,394,181 (or 76% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2003, the Leuthold Select Industries Fund paid brokerage commissions of $107,858 on transactions having a total market value of $47,090,242. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $64,122 (or 59% of the total commissions paid) on transactions having a total market value of $24,336,223 (or 52% of the aggregate amount of transactions). During the fiscal year ended September 30, 2004, the Leuthold Select Industries Fund paid brokerage commissions of $129,253 on transactions having a total market value of $69,757,733. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $66,576 (or 52% of the total commissions paid) on transactions having a total market value of $38,279,811 (or 55% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Leuthold Select Industries Fund paid brokerage commissions of $98,141 on transactions having a total market value of $77,093,936. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $53,296 (or 54% of the total commissions paid) on transactions having a total market value of $41,458,597 (or 54% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

                  Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

                  At September 30, 2005, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund had no capital loss carryforward for federal income tax purposes. The Grizzly Short Fund had an accumulated capital loss carryforward for federal income tax purposes of $6,972,747 of which $3,491,478 will expire on September 30, 2012 and $3,481,269 will expire on September 30, 2013. Each of the above-referenced Funds will offset such losses against any future realized capital gains.

                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  Each Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Directors to issue 1,500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering five series, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, Leuthold Core Investment Fund and the Leuthold Select Industries Fund. The Leuthold Core Investment Fund offers two classes of shares, Retail Shares and Institutional Shares.

                  The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                  The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund, have the same rights and are identical in all material respects except that (1) Retail Shares bear annual service fees and Institutional Shares are not subject to such fees;
(2) Institutional Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund or the Adviser; and (3) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II.      Nature of and provisions of the obligation;

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Bond Ratings.

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds  which are rated Ba are judged to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.

                                     PART C

                                OTHER INFORMATION

Item 23     Exhibits

                 (a)(i)        Registrant's Articles of Incorporation (1)

                 (a)(ii)       Articles Supplementary (3)

                 (a)(iii)      Articles Supplementary (3)

                 (a)(iv)       Articles Supplementary (7)


                 (a)(v)        Articles Supplementary


                 (b)           Registrant's Bylaws (1)

                 (c)           None

                 (d)(i)        Investment   Advisory  Agreement  (Leuthold  Core
                               Investment Fund) (1)

                 (d)(ii) Investment Advisory Agreement (Leuthold Select Industries Fund) (5)

                 (d)(iii)      Investment   Advisory  Agreement  (Grizzly  Short
                               Fund) (3)


                 (d)(iv) Investment Advisory Agreement (Leuthold Asset Allocation Fund)

                 (d)(v) Investment Advisory Agreement (Leuthold Select Equities Fund)


                 (e)           None

                 (f)           None

                 (g)           Custody Agreement with U.S. Bank National
                               Association (5)

                 (h)(i)        Fund Administration Servicing Agreement with U.S.
                               Bancorp Fund Services, LLC (5)

                 (h)(ii) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (5)

                 (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (5)

                 (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (3)

                 (h)(v)        Service Plan for Leuthold  Core  Investment  Fund
                               (4)


                 (i)           Opinion of Foley & Lardner LLP, counsel for
                               Registrant

                 (j)           Consent  of  Ernst & Young  LLP


                 (k)           None

                 (l)           Subscription Agreement (1)


                 (m) Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund


                 (n)           Rule 18f-3 Multi-Class Plan (6)

                 (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (6)
------------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on January 31, 2000 and its accession number is 0000897069-00-000023.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on November 30, 2005 and its accession number is 0000897069-05-002824.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.




Item 24     Persons Controlled by or under Common Control with Registrant

                  Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25     Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

                  A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                  B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                  C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and
(ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                  E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                  F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                  G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26     Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27     Principal Underwriters

                  Not Applicable.

Item 28     Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 412A,
Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29     Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30     Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 11th day of May, 2006.



                                          LEUTHOLD FUNDS, INC.
                                          (Registrant)


                                          By:  /s/ Steven C. Leuthold
                                               ---------------------------------
                                                Steven C. Leuthold, President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


       Name                            Title                            Date


/s/ Steven C. Leuthold      President and Treasurer (Principal      May 12, 2006
------------------------    Executive, Financial and
Steven C. Leuthold          Accounting Officer) and a Director

/s/ John S. Chipman         Director                                May 11, 2006
------------------------
John S. Chipman

/s/ Lawrence L. Horsch      Director                                May 15, 2006
------------------------
Lawrence L. Horsch

/s/ Paul M. Kelnberger      Director                                May 15, 2006
------------------------
Paul M. Kelnberger

/s/ Edward C. Favreau       Director                                May 11, 2006
------------------------
Edward C. Favreau

                                                   EXHIBIT INDEX

         Exhibit No.                     Description


         (a)(i)                 Registrant's Articles of Incorporation*

         (a)(ii)                Articles Supplementary*

         (a)(iii)               Articles Supplementary*

         (a)(iv)                Articles Supplementary*


         (a)(v)                 Articles Supplementary


         (b)                    Registrant's Bylaws*

         (c)                    None

         (d)(i)                 Investment  Advisory  Agreement  (Leuthold  Core
                                Investment Fund)*

         (d)(ii)                Investment  Advisory Agreement  (Leuthold Select
                                Industries Fund)*

         (d)(iii)               Investment  Advisory  Agreement  (Grizzly  Short
                                Fund)*


         (d)(iv)                Investment  Advisory Agreement (Leuthold
                                Asset Allocation Fund)

         (d)(v)                 Investment  Advisory Agreement (Leuthold
                                Select Equities Fund)


         (e)                    None

         (f)                    None

         (g)                    Custody   Agreement   with  U.S.  Bank  National
                                Association*

         (h)(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC*

         (h)(ii)                Transfer  Agent  Servicing  Agreement  with U.S.
                                Bancorp Fund Services, LLC*

         (h)(iii)               Fund  Accounting  Servicing  Agreement with U.S.
                                Bancorp Fund Services, LLC*

         (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

         (h)(v)                 Service Plan for Leuthold Core Investment Fund*


         (i)                    Opinion of Foley & Lardner LLP, counsel for
                                Registrant

         (j)                    Consent  of  Ernst & Young  LLP


         (k)                    None

         (l)                    Subscription Agreement*


         (m)                    Service  and  Distribution   Plan  for
                                Leuthold Asset Allocation Fund and Leuthold Select Equities Fund


         (n)                    Rule 18f-3 Multi-Class Plan*

         (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*
----------------------------
       *Filed previously.